                                                Filed Pursuant to Rule 497
                                                Registration File No.: 333-20635
                                                                       811-8037

                                                                  ORBITEX
                                                                  Group of Funds


                          Supplement dated May 24, 2001
                      to Prospectus dated September 1, 2000

The Orbitex Strategic Infrastructure Fund, Orbitex Internet Fund, and Orbitex Emerging Technology Fund are currently not available for purchase.

                               * * * * * * * * * *

Class C Shares of Orbitex Energy & Basic Materials Fund are currently not available for purchase.

                               * * * * * * * * * *

The "Maximum Sales Charge (Load) Imposed on Purchase" section of the "Shareholder Fees" portion of the fee table following the heading "Investor Expenses" on page 14 is replaced in its entirety with the following:

                                                                                 CLASS A       CLASS B   CLASS C
                                                                                 SHARES        SHARES    SHARES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum Sales Charge (Load) Imposed on Purchase (as a% of offering price)        5.75%(1)      None      None

                               * * * * * * * * * *

The "Initial Purchase: For ORBITEX HEALTH & BIOTECHNOLOGY FUND or ORBITEX FOCUS 30 FUND," portion of the "By Wire" section of the "Purchase Procedures" table on page 90 is replaced in its entirety with the following:

INITIAL PURCHASE: For ORBITEX HEALTH & BIOTECHNOLOGY FUND or ORBITEX FOCUS 30 FUND, call us at 1-888-ORBITEX for instructions and to receive an account number. You will need to instruct a Federal Reserve System member bank to wire funds to: Bank of New York, ABA No. 021000018, Attn: BBKIOC 612 Mutual Funds Incoming/Circle Trust Company Credit: Name of Fund, DDA No. 8900404213, FBO:
Shareholder Name, Name of Fund, Shareholder Account Number. You must also complete and mail an application to the address shown above under "By Mail."

                               * * * * * * * * * *

Circle Trust Company serves as custodian for all the Funds except for Orbitex Amerigo and Orbitex Clermont Funds. Accordingly, with regard to these Funds, the reference to State Street Bank and Trust Company on page 99 should read:

                              Circle Trust Company
                    Metro Center, One Station Place, Suite 30
                           Stamford, Connecticut 06902

The paragraphs following the heading "Portfolio Manager" on pages 69, 74 and 75 of the Prospectus are replaced in their entirety with the following paragraph:

     This Fund is managed by a team of investment professionals, which is primarily responsible for day-to-day decisions regarding the Fund's investments. This team is led by Neil Feinberg, the President and Chief Investment Officer of Orbitex Management, Inc. since December 2000. Mr. Feinberg founded Nebo Management in 1999. Previously, Mr. Feinberg was employed as a Director and Senior Portfolio Manager by Mackay-Shields Financial Corp., a unit of New York Life, from 1992 to 1999. He was responsible for investing over $1 billion of total assets in four mutual funds. Mr. Feinberg had been employed as a Senior Analyst with National Securities from 1989 to 1992 and as a Senior Auditor and tax consultant at KPMG from 1984 to 1989. He received a BA in Accounting from Rutgers University, a CPA designation from the State of New Jersey and a MBA in Finance and Investments from New York University.

The following sentence should be added under "Exchanging Shares" on page 95 of the Prospectus at the end of the second sentence:

     You may also exchange Class A Shares of another Orbitex Fund from and to shares of the Orbitex Cash Reserves Fund - Investor Shares.